SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 30, 2004

                             ALAMOSA HOLDINGS, INC.
                  _____________________________________________
               (Exact Name of Registrant as Specified in Charter)




-------------------------- ------------------------- ---------------------------

         Delaware                  0-32357                   75-2890997
-------------------------- ------------------------- ---------------------------
     (State or Other        (Commission File Number)     (I.R.S. Employer
     Jurisdiction of                                    Identification No.)
      Incorporation)
-------------------------- ------------------------- ---------------------------



     5225 S. Loop 289, Lubbock, Texas                                   79424
      ---------------------------------------------------------------------
     (Address of Principal Executive Offices)                       (Zip Code)



       (Registrant's Telephone Number, Including Area Code) (806) 722-1100
                                 --------------


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.      OTHER EVENTS.


     On June 30, 2004, Alamosa Holdings, Inc. ("APCS") issued a press release announcing its amendment to management and services agreements with Sprint and its 2004 second quarter earnings release and conference call schedule. The press release is attached as Exhibit 99.1 to this Form 8-K and is "furnished" pursuant to Regulation FD and shall not be deemed to be "filed."

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: June 30, 2004

                                    ALAMOSA HOLDINGS, INC.

                                    By /s/ Kendall W. Cowan
                                       ---------------------------------
                                       Name:  Kendall W. Cowan
                                       Title: Chief Financial Officer

                           EXHIBIT INDEX


   99.1         Press Release dated June 30, 2004